Exhibit 99.1

+ Information Services Group acquisition of TPI April 25, 2007

Safe Harbor statement Important Legal Information: In connection with the proposed acquisition, ISG will prepare a proxy statement to be filed with the SEC. When completed, a definitive proxy statement and a form of proxy will be mailed to the shareholders of ISG. Before making any voting decision, ISG’s shareholders are urged to read the proxy statement regarding the acquisition carefully and in its entirety because it will contain important information about the proposed acquisition. ISG’s shareholders will be able to obtain, without charge, a copy of the proxy statement (when available) and other relevant documents filed with the SEC from the SEC’s website at http://www.sec.gov. ISG’s shareholders will also be able to obtain, without charge, a copy of the proxy statement and other relevant documents (when available) by directing a request by mail or telephone to Corporate Secretary, Information Services Group, Inc., Four Stamford Plaza, 107 Elm Street, Stamford, CT 06902, telephone: 203-517-3100, or from ISG’s website at http://www.informationsg.com. ISG and its directors and officers may be deemed to be participants in the solicitation of proxies from ISG’s shareholders with respect to the proposed acquisition. Information about ISG’s directors and executive officers and their ownership of ISG’s common stock is set forth in ISG’s annual report on Form 10-K for the fiscal year ended December 31, 2006. Shareholders may obtain additional information regarding the interests of ISG and its directors and executive officers in the acquisition, which may be different than those of ISG’s shareholders generally, by reading the proxy statement and other relevant documents regarding the proposed acquisition, when filed with the SEC. Forward-Looking Statements: This filing contains “forward-looking statements” which represent the current expectations and beliefs of management of ISG concerning the proposed acquisition of TPI and other future events and their potential effects on ISG and TPI. The statements, analyses, and other information contained herein relating to the proposed acquisition, as well as other statements including words such as “anticipate,” “believe,” “plan,” “estimate,” “expect,” “intend,” “will,” “should,” “may,” and other similar expressions, are “forward-looking statements” under the Private Securities Litigation Reform Act of 1995. These forward-looking statements are not guarantees of future results and are subject to certain risks and uncertainties that could cause actual results to differ materially from those anticipated. Those factors include, without limitation: (1) whether the shareholders of ISG approve the proposed acquisition; (2) the satisfaction of the other conditions specified in the purchase agreement, including without limitation the receipt of required governmental approval of the proposed acquisition; (3) the ability to successfully combine the businesses of ISG and TPI; (4) operating costs and business disruption following the acquisition, including adverse effects on relationships with employees; (5) changes in the stock market and interest rate environment that affect revenues; (6) diversion of management time on acquisition related issues; (7) reaction of TPI customers to the transaction; (8) retention of key employees upon announcement of the proposed acquisition and following closing; (9) general economic conditions such as inflation; and (10) general political and social conditions such as war, political unrest and terrorism. The risks also relate to inherent business, economic and competitive uncertainties and contingencies relating to the business of TPI including: (1) failure to secure new engagements or loss of important clients; (2) ability to maintain or increase billing and utilization rates; (3) success of expansion internationally; (4) competition; (5) ability to move the product mix into higher margin businesses; (6) operating TPI as a public company; (7) healthcare and benefit cost management; and (8) currency fluctuations and exchange rate adjustments. Certain of these and other applicable risks, cautionary statements and factors that could cause actual results to differ from ISG’s forward-looking statements are included in ISG’s filings with the U.S. Securities and Exchange Commission (“SEC”), specifically as described in ISG's annual report on Form 10-K for the fiscal year ended December 31, 2006. ISG undertakes no obligation to update or revise any forward-looking statements to reflect subsequent events or circumstances.

ISG’s value creation roadmap Delivering on our IPO promise $120 – $500 million target acquisition size Topline growth through new products, geographies Drive cost efficiencies, operating leverage Platform for add-on acquisitions Multiple expansion due to enhanced growth profile and operational improvements Expected best of class market valuation Acquire initial platform (post IPO) Immediate value creation strategy (post acquisition) Achieve premium valuation TPI: $280 million

 The #1 independent sourcing data and advisory firm in the world Provides professional advisory services and proprietary data to major corporations to optimize their business processes through insourcing, offshoring, shared services and outsourcing Founded in 1989 and privately held by Monitor Clipper Partners, TPI founder and management 430 employees globally Blue Chip Clients – Global 2000 companies 2007E Revenues approximately $170 million, EBITDA $24 million Consistent high growth; greater than 20% CAGR over the past five years At a glance

What ISG brings to TPI Public company executives track record / experience Extensive network / contacts Global operating experience Experts in developing new products, data assets and syndicated business models Cost and productivity focus Public currency Access to capital to fuel growth

Headlines ISG platform established with acquisition of TPI Great sector Clear industry leader High growth company TPI founder and management investing 30% of their sales proceeds into ISG stock at closing ISG leadership team complements TPI strengths ISG 3-year Target (2008 – 2010) Revenue growth 50% EBITDA doubles Margins expand 500+ bps Valuation multiple expansion

$280 million purchase price in cash $15 million fees/working capital Funding $220 million cash from trust $75 million debt financing Purchase debt free; ISG will receive cash generated by the business between signing and closing TPI founder and management investing 30% of their sales proceeds in ISG stock at closing TPI founder and management subject to non-competes Stock/warrant buyback up to $40 million post closing Strong, flexible capital structure Transaction summary

Valuations Includes: FTI Consulting, Huron Consulting, CRA International, Diamond Management & Technology Consultants, answerthink Includes: Gartner, Corporate Executive Board, Advisory Board, Arbitron, Forrester Research Source: Wall Street research Precedent transactions(2004-2006)(a) (a) Includes transactions involving Financial Dynamics, AlixPartners, Ineum Consulting, Adjoined Consulting, Cap Gemini SA N.A. Health Unit, Mellon Financial HR Consulting Unit, Superior Consulting Holdings, Exult, Inc., Kroll, American Management System, Feld Group 23.0x Specialty Advisors 8.7x 13.3x 16.3x 11.7x Low TPI Median High TEV/2007E EBITDA Data Driven Advisory 12.2x 14.2x 16.1x 11.7x TPI Low Median High TEV/2007E EBITDA 8.5x 11.7x 12.5x Low TPI Median High TEV/EBITDA TEV/07E rev: 1.7x 2.2x 3.8x 4.1x TEV/07E rev: 0.7x 1.7x 1.6x 2.7x

Why TPI? High growth sector Clear market leader Talented, knowledgeable, advisors Proprietary data-assets Global business Blue Chip clients New verticals (i.e. government, healthcare) Add data products Europe and Asia Acquisition opportunities Consolidate core sector New verticals Data businesses Improved cost efficiency Attractive platform Immediate value creation opportunities Further value creation Attractive multiple for high growth, data-driven advisory business Scale business, drive operating leverage Achieve premium multiple

TPI services Operational assessments Auditing/analysis of operations compared to benchmarks/baseline data Strategy development O utsourcing options and impact, leading to strategy selection Deal structuring/ Negotiations Deal structure variables and negotiati ng strategy. Run negotiating sessions Transition support/ Execution Initiating/supporting transition from internal operations to new outsourcing providers Service management Manage sourcing provider relationships and shared service center operations Governance Setting rules and track metrics to measure performance against goals and plan

TPI is a trusted advisor in the services value chain Global 2000 Corporations Data Driven Independent Advisor Providers Value chain Global Service Providers Specialty Knowledge-based Providers Offshore Service Providers Platform Providers

High growth industry Declining contract durations yield more opportunities for TPI Note: Representative of contract values > $50M # of years # of companies Note: Represents number of Global 2000 companies which have signed at least one outsourcing contract valued at > $50m Outsourcing is growing offshoring is growing CAGR = 38% Source: IDC Note: Based on TCV of contracts >$200M $ in billions CAGR = 6% CAGR = 10% CAGR = 25% Source: NASSCOM McKinsey $ in billions 11 55 18 55 0 20 40 60 80 100 120 2005 2010 BPO ITO 33% 38% 48% 67% 62% 52% 0% 25% 50% 75% 100% 2004 2005 2006 % contracts not using advisor % contracts using advisor 178 282 443 585 0 200 400 600 800 1,000 2005 2010 BPO ITO 5.5 6.0 6.5 7.0 7.5 2001 2002 2003 2004 2005 2006 Industry average contract BPO IT All contracts and advisors participate more often.while the number of companies seeking outsourcing continues to grow

Expanding scope of sourcing Higher value-added functions – outsourcing, offshoring, insourcing, and shared services Back Office (transaction processing) Customer Contact (call center) Common Corporate Functions (accounting, payroll admin) Knowledge Services & Decision Analysis (basic research, database admin) Research & Development, Engineering (new product design) High Value Higher Impact Business Value-Creation Lower Value Lower Impact to Business Direct Costs Savings Service complexity

TPI’s growth outpaces the traditional sourcing market Complexity and scope of sourcing alternatives drive need for TPI services Less than 50% of Global 2000 clients have utilized experts to support sourcing decisions Shorter contract durations yield more opportunities for TPI More frequent negotiations and benchmarking New verticals: public sector, healthcare and energy are still under-penetrated Independence and performance benchmarking increase in importance TPI Revenues Growing at Twice the Rate of the Global Outsourcing Market

Global industry leader Sourcing advisors/ internal resources Research/ benchmarking Strategy consultants Service/offshore providers SCALE DATA ASSETS OBJECTIVITY DOMAIN EXPERTISE &

A diversified, growing blue chip client base Selected Clients Categories % of 2006 engag. TPI has advised Financial Services Manufacturing Energy and Utilities Telecom & Media Transportation and Travel Healthcare and Pharmaceuticals Public Sector n 6 of the top 10 banks - 6 of the top 10 insurance cos. - 8 of the top 10 Aerospace Defense cos. - 6 of the top 10 Capital Goods cos. - 7 of the top 10 Technology hardware cos. - 6 of the top 10 telecoms - 3 of the top 10 media cos. - 5 of the top 10 Hotel/Restaurant/Leisure - 3 of the top 10 Transportation - 9 of the top 10 drug & Biotech cos. - 7 of the top 10 H.C. Equipment & Services cos. - 2 nd largest US state by population - Largest Canadian province by population - 5 of the top 10 Chemicals - 4 of the top Oil & Gas 34% 6% 29% 11% 4% 4% 3% Number of Clients CAGR: ’02 –’06: 18% to 240

TPI Index The TPI Index provides industry participants with authoritative information and marketplace intelligence about outsourcing transactions including: Transaction structures and terms, industry adoption, geographic prevalence, service provider metrics The TPI Index is widely quoted by industry analysts and the media “We are proud to be the founding sponsor of leading outsource advisory firm TPI’s first ever Asia Pacific update call. We expect TPI’s new call series to provide an important means of understanding the world’s fastest growing region, both in terms of outsourcing demand, and as a source of new vendor competition” -Lehman Brothers, January 10, 2007 “Although the India-based providers are still only taking a small portion of the market as shown in the October 2006 TPI Index in we believe their market share will continue to increase rapidly in the next few years” -UBS Warburg, December 7, 2006 “TPI, a leading sourcing advisory firm, held its quarterly review of outsourcing award trends. We interpret the review as positive for firms with greater exposure to BPO and offshore (ACN and ACS) and negative for those still more focused on ITO (CSC and EDS) ” -JP Morgan, October 13, 2006 “This week we heard from TPI. Their observations lead to 7 key takeaways for our Specialized IT Services industry 2006” -Morgan Stanley, January 12, 2006

Global reach Operations Locations of Engagements 5% 12% Asia/PAC 24% 22% EMEA 71% 80% Americas Revenues Advisors

Multiple drivers for growth Accelerating industry growth drives growth in core business BPO (HR, F&A, Procurement) Back office service delivery alternatives Middle market untapped Sourcing contracts decreasing in size and duration New verticals Expansion: Europe and Asia Global service and delivery Productizing proprietary data assets Subscription-based benchmarking product Governance Consolidate sourcing advisory sector Data driven companies Complimentary verticals Accelerating international expansion Strong platform for organic growth New products Near term acquisition opportunities

High growth company Significant Value Creation (a) GAAP revenue less travel and living cost reimbursed by customers. (b) Earnings before interest, taxes, depreciation and amortization. (c) Adjusted for the impact of attempted merger ($4.2 million) and one-time severance charges ($0.6 million) benefiting future periods. ($ in millions) 2006A 2007E 2008E 2010 target vs. 2007 Revenue (a) $147 $168 $193 + 50% YoY % 11% 14% 15% EBITDA (b) $20 (c) $24 $30 Double YoY % 16% 20% 25% Margin % 13.6% 14.1% 15.5% +500 bps Purchase multiples Revenue 1.7x 1.5x EBITDA 1 1.7x 9.3x

A powerful combination Shareholder value creation Built industry leading sourcing advisory company with 20%+ growth through new clients, services, geographies 430 total employees Global public company executive experience with track record of growth and substantial margin improvement Huge, untapped global opportunity to drive growth New markets New geographies New products Acquisitions Enhanced cost efficiency World class global operators Sourcing industry leaders + =